Exhibit 10.10

REAL ESTATE LIEN NOTE
Amount:  $4,500,000.00                                                                                                                      Date:  August 29, 2007

For value received, the receipt and sufficiency of which is hereby acknowledged, the undersigned, jointly and severally, (hereinafter “Borrower”, whether one or more) promise to pay to the order of INTERNATIONAL BANK OF COMMERCE (hereinafter “Lender”), at 1600 FM Road 802, Brownsville, Cameron County, Texas 78520, the sum of FOUR MILLION FIVE HUNDRED THOUSAND AND NO/100 Dollars ($4,500,000.00), in legal and lawful money of the United States of America, with interest as it accrues on the outstanding principal balance from date of advance of such principal until paid.

___	The interest rate shall be _________________ percent per annum; or

XX
The interest rate shall be floating at Zero (0.00%) percent per annum about the JP Morgan Chase & Co., New York (“Prime Rate”) (described below) as it fluctuates from time to time; provided, however, that in no event shall the rate of interest (plus said amount in excess thereof, if any) to be paid on the unpaid principal of this Note be less than Six percent (6.0%) per annum, nor more than the maximum legal rate allowed by applicable law.  This starting interest rate on the Note shall be Eight and One-Quarter (8.25%) percent per annum.  The rate of interest due hereunder shall be recomputed as of the date of any change in the Prime Rate.

___	The INTERNATIONAL BANK OF COMMERCE PRIME RATE shall mean the annual lending rate of interest announced from time to time by Lender as its prime rate.

XX
The NEW YORK PRIME RATE shall mean the annual lending rate of interest announced from time to time by JP Morgan Chase & Co., New York,  New York, as its prime rate.  If the New York Prime Rate has been selected as the Prime Rate and if, thereafter, a prime rate is not announced by JP Morgan Chase & Co., New York, New York, then the International Bank of Commerce Prime Rate, minus one percent (1%) shall be the Prime Rate.

Use of either of said Prime Rate is not to be construed as a warranty or representation that such rates are more favorable than another rate or index, that rates on other loans or credit facilities may not be based on other indices or that rates on loans to others may not be made below either of such Prime Rates.  At Lender’s sole discretion, any interest rate increase will take the form of higher periodic payments, a greater balloon payment (if applicable), and/or an increase in the number of periodic payments.

The interest is calculated on a 360-day factor applied on a 365-day year, or a 366-day year, in the event that the year is a leap year, on the unpaid principal to the date of such installment paid.  Provided, however, that in the event the interest rate reaches the maximum rate allowed by applicable law, said maximum legal rate shall be computed on a full calendar year 365/365 days basis or on a 366/366 days basis, in the event that the year is a leap year.  The interest charged and herein contracted for will not exceed the maximum allowed by law or 18%, whichever is lower.

To the extent allowed by law, all matured unpaid amounts will bear interest computed on a full calendar year 365/365 days basis or on a 366/366 days basis, in the event that the year is a leap year, at the highest legal rate of interest allowed by Texas law, unless Federal law allows a higher interest rate, in which case, Borrower agrees to pay the rate allowed by Federal law or 18%, whichever is lower.  If applicable law does not set a maximum rate of interest for matured unpaid amounts, then Borrower agrees that the maximum rate for such amounts shall be eighteen percent (18%) per annum.

To the extent allowed by law, as the late payment charge under this Agreement, Bank may in its sole discretion (i) increase the interest on the principal portion of any payment amount that is not received by the payment due date to the maximum rate allowed by law, computed on a full calendar year basis from the payment due date until paid, or (ii) should any payment not be made within ten (10) days of the due date, require Borrower to pay a one time “late charge” per late payment equal to five percent (5%) of the amount of the past due principal and interest of such payment, with a minimum of $10.00 and a maximum of $1,500.00 per late payment.  The “late charge” may be assessed without notice, and shall be immediately due and payable.  This provision is inapplicable if the outstanding indebtedness under the Note is accelerated.  No late charge will be assessed on any payment when the only delinquency is due to late charges assessed on earlier payment and the payment is otherwise a full payment.

Notwithstanding anything contained herein to the contrary, if the Loan is subject to the provisions of 24 Code of Federal Regulations Part 201 (Title 1 Property Improvement and Manufactured Home Loans), then the following late charge provisions shall be applicable to the exclusion of any other late charge and/or default interest provisions in any instrument relating to any past due installment of principal and/or interest due under the Note.  Borrower agrees to pay to Lender a late charge for installments of principal and interest which are in arrears for fifteen (15) calendar days or more.  The late charge shall be in an amount equal to the lesser of (a) five percent (5%) of each late installment of principal and interest, up to a maximum of $10.00 per installment for any property improvement loan and $15.00 per installment for any manufactured home loan, or (b) the maximum amount permitted by applicable Federal or State Law.  The sum of such late charges plus the interest charged under the Note and other charges deemed interest by law, shall be limited to the maximum non-usurious amount permitted  by applicable Federal or State Law.  This provision is inapplicable if the outstanding indebtedness under the Note is accelerated or otherwise demanded in full.

The outstanding and unpaid principal of this Note and all accrued interest are payable as follows:

Number of Payments	Frequency	Amount of Payments	When Payments are Due

SEE ATTACHED ADDENDUM TO REAL ESTATE LIEN NOTE

Final Maturity Date:  August 29, 2009

Any outstanding and unpaid principal, all accrued and unpaid interest, and all fees, accrued and unpaid late charges and/or other charges incurred by, or on behalf of, Borrower, which remain due and owing on the Final Maturity Date are due and payable on such date.

All payments shall be made to Lender at 1600 FM Road 802, Brownsville, Cameron County, Texas 78520.

Each payment shall be applied as of its scheduled due date and in the order of application as the Lender in its sole discretion may from time to time elect.

The failure of Borrower to pay any of the amounts due hereunder when the same is due and payable shall permit Lender at its option, after the expiration of any applicable grace period, to accelerate the maturity, without notice to Borrower, of all, or any portion, of the remaining unpaid principal balance outstanding and all accrued and unpaid interest and all accrued and unpaid late charges of this Note, whereupon the same shall be due and payable immediately.

Lender, at its discretion, may declare all sums owing by Borrower (including endorsers and/or guarantors) immediately due and payable upon deeming itself to be adversely affected and/or insecure by reason of any material change in any of Borrower’s (including any endorsers and/or guarantors) net worth, or by reason of any other adverse material change in the financial condition whether or not described herein.

BORROWER AND LENDER INTEND THAT THE LOAN EVIDENCED BY THIS NOTE (THE “LOAN”) SHALL BE IN STRICT COMPLIANCE WITH APPLICABLE USURY LAWS.  IF AT ANY TIME ANY INTEREST CONTRACTED FOR, CHARGED OR RECEIVED UNDER THIS NOTE OR OTHERWISE IN CONNECTION WITH THE LOAN WOULD BE USURIOUS UNDER APPLICABLE LAW, THEN REGARDLESS OF THE PROVISION OF THIS NOTE OR THE DOCUMENTS AND INSTRUMENTS EVIDENCING, SECURING OR OTHERWISE EXECUTED IN CONNECTION WITH THE LOAN OR ANY ACTION OR EVENT (INCLUDING, WITHOUT LIMITATION, PREPAYMENT OF PRINCIPAL HEREUNDER OR ACCELERATION OF MATURITY BY THE LENDER) WHICH MAY OCCUR WITH RESPECT TO THIS NOTE OR THE LOAN, IT IS AGREED THAT ALL SUMS DETERMINED TO BE USURIOUS SHALL BE IMMEDIATELY CREDITED BY THE LENDER AS A PAYMENT OF PRINCIPAL HEREUNDER, OR IF THIS NOTE HAS ALREADY BEEN PAID, IMMEDIATELY REFUNDED TO THE BORROWER.  ALL COMPENSATION WHICH CONSTITUTES INTEREST UNDER APPLICABLE LAW IN CONNECTION WITH THE LOAN SHALL BE AMORTIZED, PRORATED, ALLOCATED AND SPREAD OVER THE FULL PERIOD OF TIME ANY INDEBTEDNESS IS OWING BY BORROWER, TO THE GREATEST EXTENT PERMISSIBLE WITHOUT EXCEEDING THE APPLICABLE MAXIMUM RATE ALLOWED BY APPLICABLE LAW IN EFFECT FROM TIME TO TIME DURING SUCH PERIOD.

In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to the Loan.

IN THE EVENT ANY ITEM, ITEMS, TERMS OR PROVISIONS CONTAINED IN THIS INSTRUMENT ARE IN CONFLICT WITH THE LAWS OF THE STATE OF TEXAS OR FEDERAL LAW, THIS INSTRUMENT SHALL BE AFFECTED ONLY AS TO ITS APPLICATION TO SUCH ITEM, ITEMS, TERMS OR PROVISIONS, AND SHALL IN ALL OTHER RESPECTS REMAIN IN FULL FORCE AND EFFECT.  IT IS UNDERSTOOD AND AGREED THAT IN NO EVENT AND UPON NO CONTINGENCY SHALL THE BORROWER OR ANY PARTY LIABLE THEREON, OR HEREFORE, BE REQUIRED TO PAY INTEREST IN EXCESS OF THE RATE ALLOWED BY THE LAWS OF THE STATE OF TEXAS OR FEDERAL LAW, IF SUCH LAW PERMITS A GREATER RATE OF INTEREST, THE INTENTION OF THE PARTIES BEING TO CONFORM STRICTLY TO THE USURY LAWS AS NOW OR HEREINAFTER CONSTRUED BY THE COURTS HAVING JURISDICTION.

THE BORROWER, ENDORSERS, SURETIES, GUARANTORS AND ALL PERSONS TO BECOME LIABLE ON THIS NOTE (THE “OBLIGORS”) HEREBY, JOINTLY AND SEVERALLY, WAIVE EXPRESSLY ALL NOTICES OF OVERDUE INSTALLMENT PAYMENTS, AND DEMANDS FOR PAYMENT THEREOF, NOTICES OF INTENTION TO ACCELERATE MATURITY, NOTICES OF ACTUAL ACCELERATION OF MATURITY, PRESENTMENT, DEMAND FOR PAYMENT, NOTICES OF DISHONOR, PROTEST, NOTICES OF PROTEST, AND DILIGENCE IN COLLECTION HEREOF.  EACH OBLIGOR CONSENTS THAT THE LENDER OR OTHER HOLDER OF THIS NOTE MAY AT ANY TIME, AND FROM TIME TO TIME, UPON REQUEST OF OR BY AGREEMENT WITH ANY OF THEM, RENEW THIS NOTE AND/OR EXTEND THE DATE OF MATURITY HEREOF OR CHANGE THE TIME OR METHOD OF PAYMENTS WITHOUT NOTICE TO ANY OF THE OTHER OBLIGORS, MAKERS, SURETIES OR ENDORSERS, WHO SHALL REMAIN BOUND FOR THE PAYMENT HEREOF.  OBLIGORS WAIVE EXPRESSLY THE LATE FILING OR ANY SUIT OR CAUSE OF ACTION HEREON, OR ANY DELAY IN THE HANDLING OF ANY COLLATERAL.  OBLIGORS AGREE THAT HOLDER’S ACCEPTANCE OF PARTIAL OR DELINQUENT PAYMENTS OR FAILURE OF HOLDER TO EXERCISE ANY RIGHT OR REMEDY CONTAINED HEREIN OR IN ANY INSTRUMENT GIVEN AS SECURITY FOR THE PAYMENT OF THIS NOTE SHALL NOT BE A WAIVER OF ANY OBLIGATION OF THE OBLIGORS OR CONSTITUTE WAIVER OF ANY PRIOR OR SUBSEQUENT DEFAULT.  THE HOLDER MAY REMEDY ANY DEFAULT WITHOUT WAIVING THE DEFAULT REMEDIED AND MAY WAIVE ANY DEFAULT WITHOUT WAIVING ANY OTHER PRIOR OR SUBSEQUENT DEFAULT.

To the extent allowed by law, as security for this Note, and all other indebtedness which may at any time be owing by Borrower (and any endorsers and/or guarantors hereof) to Lender or other Lender hereof, Borrower (and any endorsers and/or guarantors hereof) gives to Lender or other Holder hereof, a security interest, a lien and contractual right of set-off in and to all of the Borrower’s (and any endorsers and/or guarantors hereof) money, credits, deposit accounts, accounts and/or other property now in, or at any time hereafter coming within, the custody or control of Lender or other Holder hereof, or any member bank or branch bank of International Bancshares Corporation, whether held in general or special account or deposit, or for safekeeping or otherwise.  Every such security interest and right of set-off may be exercised without demand or notice to Borrower (and any endorsers and/or guarantors hereof).  No security interest or right of set-off to enforce such security interest shall be deemed to have been waived by any act or conduct on the part of the Lender, or by any failure to exercise such right of set-off or to enforce such security interest, or by any delay in so doing.  Every right of set-off and security interest shall continue in full force and effect until such right of set-off or security interest is specifically waived or released by an instrument in writing executed by Lender.  The foregoing is in addition to and not in lieu of any rights of set-off allowed by law.

To the extent allowed by law, in connection with any transaction between Borrower and Lender at ay time in the past, present or future, in the event Borrower, individually or jointly with others, has granted or grants Lender a lien on any real and/or personal property, Borrower agrees that the lien on such real and/or personal property to the extent of Borrower’s interest shall also secure the indebtedness of Borrower to Lender evidenced by this Note and all renewals, extensions and modifications hereof.

Financing Statements:  At Lender’s request Debtor will promptly sign all other documents, including financing statements and certificates of title, to perfect, protect, and continue Lender’s security interest in the Collateral at the sole cost of Borrower.  Debtor hereby authorizes Lender to file a Financing Statement, an Amended Financing Statement and a Continuation Financing Statement (collectively referred to as the “Financing Statement”) describing the Collateral.  Where Collateral is in the possession of a third party, Debtor will join with Lender in notifying the third party of Lender’s security interest and obtaining a Control Agreement from the third party that it is holding the collateral for the benefit of Lender.

In the event any legal action or proceeding, by arbitration or otherwise, is commenced in connection with the enforcement of, or declaration of rights under this Note and/or any instrument or written agreement required or delivered under or pursuant to the terms of this Note, and/or any controversy or claim, whether sounding in contract, tort or statute, legal or equitable, involving in any way the financing or the transaction(s), the subject of this Note, or any other proposed or actual loss or extension of credit, the prevailing party shall be entitled to recover reasonable and necessary attorney’s fees, paralegal costs (including allocated costs for in-house legal services), costs, expenses, expert witness fees and costs, and other accessory disbursements made in connection with any such action or proceeding, in the amount determined by the fact-finder.

Lender, in its sole discretion and without obligation on Lender to do so, may advance and pay sums on behalf and for the benefit of Borrower for costs necessary for the protection and preservation of the collateral securing this Note and other costs that may be appropriate, in Lender’s sole discretion, including but not limited to insurance premiums, ad valorem taxes, and attorney’s fees.  Any sums which may be so paid out by Lender and all sums paid for insurance premiums, as aforesaid, including the costs, expenses and attorney’s fees paid in any suit affecting said property when necessary to protect the lien hereof shall bear interest from the dates of such payments at the interest rate applied to the matured and past-due principal balance of this Note and shall be paid by Borrower to Lender upon demand, at the same place at which this Note is payable, and shall be deemed a part of the debt and recoverable as such in all aspects.

Borrower reserves the right to prepay, prior to maturity, all or any part of the principal of this Note without penalty, and interest shall immediately cease on any amount so prepaid.

Any assumption, if permitted by Lender, by any other person, partnership, corporation, organization or any other entity without the express written consent of Lender, shall not release the liability of Borrower for the payment of this Note.

In the event that the hereinafter described real property is sold, conveyed, or otherwise disposed of without the prior written consent of the Lender, the maturity of this Note may, at the option of the Lender, be accelerated and Lender may immediately demand payment of the then outstanding principal sum together with all accrued and unpaid interest due thereon.

Borrower and Lender hereby expressly acknowledge and agree that in the event of a default under this Note or under any document executed by Borrower in connection with, or to secure the payment of, this Note (1) Lender shall not be required to comply with Subsection 3.05(d) of the Texas Revised Partnership Act and (2) Lender shall not be required to proceed against or exhaust the assets of Borrower before pursuing any remedy directly against one or more of the partners of Borrower or the property of such partners.

ARBITRATION.

BORROWER AND LENDER FURTHER AGREE AS FOLLOWS:

(a)
ANY AND ALL CONTROVERSIES BETWEEN THE PARTIES, EXCEPT SUCH CLAIMS AND CONTROVERSIES WHICH ARE CONSUMER RELATED AND INVOLVE AN AGGREGATE AMOUNT IN CONTROVERSY OF LESS THAN TEN THOUSAND DOLLARS ($10,000.00), SHALL BE RESOLVED BY ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION IN EFFECT AT THE TIME OF FILING, UNLESS THE COMMERCIAL ARBITRATION RULES CONFLICT WITH THIS PROVISION, AND IN SUCH EVENT THE TERMS OF THIS PROVISION SHALL CONTROL TO THE EXTENT OF THE CONFLICT.  NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, SAVE AND EXCEPT SUBPARAGRAPHS (k), (m), (o), (p), AND (s) HEREIN, THOSE CONSUMER RELATED CLAIMS AND CONTROVERSIES INVOLVING AN AGGREGATE AMOUNT OF LESS THAN TEN THOUSAND DOLLARS ($10,000.00) SHALL BE CONDUCTED IN ACCORDANCE WITH THE AMERICAN ARBITRATION ASSOCIATION RULES FOR THE RESOLUTION OF CONSUMER-RELATED DISPUTES OF LESS THAN TEN THOUSAND DOLLARS.  ANY ARBITRATION HEREUNDER SHALL BE BEFORE AT LEAST THREE NEUTRAL ARBITRATORS ASSOCIATED WITH THE AMERICAN ARBITRATION ASSOCIATION AND SELECTED IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION.  FAILURE OF ANY ARBITRATOR TO DISCLOSE ALL FACTS WHICH MIGHT TO AN OBJECTIVE OBSERVER CREATE A REASONABLE IMPRESSION OF THE ARBITRATOR’S PARTIALITY, AND/OR MATERIAL ERRORS OR LAW SHALL BE GROUNDS [IN ADDITION TO ALL OTHERS] FOR VACATUR OF AN AWARD RENDERED PURSUANT TO THIS AGREEMENT.

(b)
THE AWARD OF THE ARBITRATORS, OR A MAJORITY OF THEM, SHALL BE FINAL, AND JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT, STATE OR FEDERAL, HAVING JURISDICTION, THE ARBITRATION AWARD SHALL BE IN WRITING AND SPECIFY THE FACTUAL AND LEGAL BASIS FOR THE AWARD.  UPON THE REQUEST OF ANY PARTY, THE AWARD SHALL INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW.

(c)
ARBITRABLE DISPUTES INCLUDE ANY AND ALL CONTROVERSIES OR CLAIMS BETWEEN THE PARTIES OF WHATEVER TYPE OR MANNER, INCLUDING WITHOUT LIMITATION, ANY CLAIM ARISING OUT OF OR RELATING TO THIS NOTE, ALL PAST, PRESENT AND OR FUTURE CREDIT FACILITIES AND/OR AGREEMENTS INVOLVING THE PARTIES.  ANY TRANSACTIONS BETWEEN OR INVOLVING THE PARTIES AND/OR ANY ASPECT OF ANY PAST OR PRESENT RELATIONSHIP OF THE PARTIES, WHETHER BANKING OR OTHERWISE, SPECIFICALLY INCLUDE ANY ALLEGED TORT COMMITTED BY ANY PARTY.

(d)
THE PARTIES SHALL ALLOW AND PARTICIPATE IN DISCOVERY IN ACCORDANCE WITH THE FEDERAL RULES OF CIVIL PROCEDURE FOR A PERIOD OF ONE HUNDRED TWENTY (120) DAYS AFTER THE FILING OF THE ORIGINAL RESPONSIVE PLEADING.  DISCOVERY MAY CONTINUE THEREAFTER AS AGREED BY THE PARTIES OR AS ALLOWED BY THE ARBITRATORS.  UNRESOLVED DISCOVERY DISPUTES SHALL BE BROUGHT TO THE ATTENTION OF THE ARBITRATORS  BY WRITTEN MOTION FOR PROPER DISPOSITION, INCLUDING RULING ON ANY ASSERTED OBJECTIONS, PRIVILEGES, AND PROTECTIVE ORDER REQUESTS AND AWARDING REASONABLE ATTORNEY’S FEES TO THE PREVAILING PARTY.

(e)
IN THE EVENT THE AGGREGATE OF ALL AFFIRMATIVE CLAIMS ASSERTED EXCEED $500,000.00, EXCLUSIVE OF INTEREST AND ATTORNEY’S FEES, OR UPON THE WRITTEN REQUEST OF ANY PARTY, (1) PRIOR TO THE DISSEMINATION OF A LIST OF POTENTIAL ARBITRATORS, THE AMERICAN ARBITRATION ASSOCIATION SHALL CONDUCT AN IN PERSON ADMINISTRATIVE CONFERENCE WITH THE PARTIES AND THEIR ATTORNEYS FOR THE FOLLOWING PURPOSES AND FOR SUCH ADDITIONAL PURPOSES AS THE PARTIES OR THE AMERICAN ARBITRATION ASSOCIATION MAY DEEM APPROPRIATE (A) TO OBTAIN ADDITIONAL INFORMATION ABOUT THE NATURE AND MAGNITUDE OF THE DISPUTE AND THE ANTICIPATED LENGTH OF HEARINGS AND SCHEDULING; (B) TO DISCUSS THE VIEW OF THE PARTIES ABOUT ANY TECHNICAL AND/OR OTHER SPECIAL QUALIFICATIONS OF THE ARBITRATORS; AND (C) TO CONSIDER, WHETHER MEDIATION OR OTHER METHODS OF DISPUTE RESOLUTION MIGHT BE APPROPRIATE, AND (2) AS PROMPTLY AS PRACTICABLE AFTER THE SELECTION OF THE ARBITRATORS, A PRELIMINARY HEARING SHALL BE HELD AMONG THE PARTIES, THEIR ATTORNEYS AND THE ARBITRATORS, WITH THE AGREEMENT OF THE ARBITRATORS AND THE PARTIES, THE PRELIMINARY HEARING MAY BE CONDUCTED BY TELEPHONE CONFERENCE CALL RATHER THAN IN PERSON.  AT THE PRELIMINARY HEARING THE MATTERS THAT MAY BE CONSIDERED SHALL INCLUDE, WITHOUT LIMITATION, A PREHEARING SCHEDULING ORDER ADDRESSING (A) EACH PARTY’S DUTY TO SUBMIT A DETAILED STATEMENT OF CLAIMS, DAMAGES AND/OR DEFENSES, A STATEMENT OF THE ISSUES ASSERTED BY EACH PARTY AND ANY LEGAL AUTHORITIES THE PARTIES MAY WISH TO BRING TO THE ATTENTION OF THE ARBITRATORS; (B) RESPONSES AND/OR REPLIES TO THE PLEADINGS FILED IN COMPLIANCE WITH SUBPART 2(A); (C) STIPULATIONS REGARDING ANY UNCONTESTED FACTS; (D) EXCHANCE AND PREMARKING OF ALL DOCUMENTS WHICH EACH PARTY BELIEVES MAY BE OFFERED AT THE FINAL ARBITRATION HEARING; (E) THE IDENTIFICATION AND AVAILABILITY OF WITNESSES, INCLUDING EXPERTS, AND SUCH ADDITIONAL MATTERS REGARDING WITNESSES INCLUDING THEIR BIOGRAPHIES AND A SHORT SUMMARY OF THEIR EXPECTED TESTIMONY; (F) WHETHER A STENOGRAPHIC OR OTHER OFFICIAL RECORD OF THE PROCEEDINGS SHALL BE MAINTAINED; AND (G) THE POSSIBILITY OF UTILIZING, MEDIATION OR OTHER ALTERNATIVE METHODS OF DISPUTE RESOLUTION.

(f)
FOR PURPOSES OF THIS PROVISION, “THE PARTIES” MEANS BORROWER AND LENDER, AND EACH AND ALL PERSONS AND ENTITIES SIGNING THIS AGREEMENT OR ANY OTHER AGREEMENTS BETWEEN OR AMONG ANY OF THE PARTIES AS PART OF THIS TRANSACTION.  “THE PARTIES” SHALL ALSO INCLUDE INDIVIDUAL PARTNERS, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, AND/OR REPRESENTATIVES OF ANY PARTY TO SUCH DOCUMENTS, AND SHALL INCLUDE ANY OTHER OWNER AND HOLDER OF THIS AGREEMENT.

(g)
THE PARTIES SHALL HAVE THE RIGHT TO INVOLVE SELF-HELP REMEDIES (SUCH AS SET-OFF, NOTIFICATION OF ACCOUNT DEBTORS, SEIZURE AND/OR FORECLOSURE OF COLLATERAL, AND NON-JUDICIAL SALE OF PERSONAL PROPERTY AND REAL PROPERTY COLLATERAL) BEFORE DURING OR AFTER ANY ARBITRATION AND/OR REQUEST ANCILLARY OR PROVISIONAL JUDICIAL REMEDIES (SUCH AS GARNISHMENT, ATTACHMENT, SPECIFIC PERFORMANCE, RECEIVER, INUNCTION OR RESTRAINING ORDER, AND SEQUESTRATION) BEFORE OR AFTER ANY ARBITRATION.  THE PARTIES NEED NOT AWAIT THE OUTCOME OF THE ARBITRATION BEFORE USING SELF-HELP REMEDIES.  USE OF SELF-HELP ON ANCILLARY AND/OR PROVISIONAL JUDICIAL REMEDIES SHALL NOT OPERATE, AS A WAIVER OF EITHER PARTY’S RIGHT TO COMPEL ARBITRATION.  ANY ANCILLARY OR PROVISIONAL REMEDY WHICH WOULD BE AVAILABLE FROM A COURT OF LAW SHALL BE AVAILABLE FROM THE ARBITRATORS.

(h)
THE PARTIES AGREE THAT ANY ACTION REGARDING ANY CONTROVERSY BETWEEN THE PARTIES SHALL EITHER BE BROUGHT BY ARBITRATION, AS DESCRIBED HEREIN, OR BY JUDICIAL PROCEEDINGS, BUT SHALL NOT BE PURSUED SIMULTANEOUSLY IN DIFFERENT OR ALTERNATIVE FORMS.  A TIMELY WRITTEN NOTICE OF INTENT TO ARBITRATE PURSUANT TO THIS AGREEMENT STAYS AND/OR ABATES ANY AND ALL ACTION IN TRIAL COURT, SAVE AND EXCEPT A HEARING ON A MOTION TO COMPEL ARBITRATION AND/OR THE ENTRY OF AN ORDER COMPELLING ARBITRATION AND STAYING AND/OR ABATING THE LITIGATION PENDING THE FILING OF THE FINAL AWARD OF THE ARBITRATORS.  ALL REASONABLE AND NECESSARY ATTORNEY’S FEES AND ALL TRAVEL COSTS SHALL BE AWARDED TO THE PREVAILING PARTY ON ANY MOTION TO COMPEL ARBITRATION AND MUST BE PAID TO SUCH PARTY WITHIN TEN (10) DAYS OF THE SIGNING OF THE ORDER COMPELLING ARBITRATION.

(i)
ANY PARTY SHALL SERVE A WRITTEN NOTICE OF INTENT TO ARBITRATE TO ANY AND ALL OPPOSING PARTIES WITHIN 360 DAYS AFTER DISPUTE HAS ARISEN.  A DISPUTE IS DEFINED TO HAVE ARISEN ONCE UPON RECEIPT OF SERVICE OR JUDICIAL PROCESS, INCLUDING SERVICE ON A COUNTERCLAIM, FAILURE TO SERVE A WRITTEN NOTICE OF INTENT TO ARBITRATE WITHIN THE TIME SPECIFIED ABOVE SHALL BE DEEMED A WAIVER OF THE AGGRIEVED PARTY’S RIGHT TO COMPEL ARBITRATION OF SUCH CLAIM.  THE ISSUE OF WAIVER PURSUANT TO THIS AGREEMENT IS AN ARBITRABLE DISPUTE.

(j)
ACTIVE PARTICPATION ON PENDING LITIGATION DURING THE 360 DAY NOTICE PERIOD, WHETHER AS PLAINTIFF OR DEFENDANT, IS NOT A WIAVER OF THE RIGHT TO COMPEL ARBITRATION.  ALL DISCOVERY OBTAINED IN THE PENDING LITIGATION MAY BE USED IN ANY SUBSEQUENT ARBITRATION PROCEEDING.

(k)
THE PARTIES FURTHER AGREE THAT (i) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CERTIFIED AS A CLASS ACTION OR PROCEED AS A CLASS ACTION, OR ON A BASIS INVOLVING CLAIMS BROUGHT IN A PURPORTED REPRESENTATIVE CAPACITY ON BEHALF OF THE GENERAL PUBLIC, OTHER CUSTOMERS OR POTENTIAL CUSTOMERS OR PERSONS SIMILARY SITUATED AND (ii) NO ARBITRATION PROCEEDING HEREUNDER SHALL BE CONSOLIDATED WITH, OR JOINED IN ANY WAY WITH, ANY OTHER ARBITRATION PROCEEEDING.

(l)
ANY ARBITRATOR SELECTED SHALL BE KNOWLEDGEABLE IN THE SUBECT MATTER OF THE DISPUTE.  EACH OF THE PARTIES SHALL PAY AN EQUAL SHARE OF THE ARBITRATION COSTS, FEES, EXPENSES, AND OF THE ARBITRATORS’ FEES, COSTS AND EXPENSES.

(m)
ALL STATUTES OF LIMITATIONS WHICH WOULD OTHERWISE BE APP;LICABLE SHALL APPLY TO ANY AND ALL CLAIMS ASSERTED IN ANY ARBITRATION PROCEEDING HEREUNDER AND THE COMMENCEMENT OF ANY ARBITRATION PROCEEDING TOLLS SUCH STATUTES OF LIMITAITONS.

(n)
IN ANY ARBITRATION PROCEEDING SUB JECT TO THIS PROVISION, THE ARBITRATORS, OR MAJORITY OF THEM, ARE SPECIFICALLY EMPOWERED TO DECIDE (BY DOCUMENTS ONLY, OR WITH A HEARING AT THE ARBITRATORS’ SOLE DISCRETION ) PRE-HEARING MOTIONS WHICH ARE SUBSTANTIALLY SIMILAR TO THE PRE-HEARING MOTIONS TO DISMISS AND MOTIONS FOR SUMMARY ADJUDICATIONS.

(o)
THIS ARBITRATION PROVISION SHALL SURVIVE ANY TERMINATION, AMENDMENT, OR EXPIRATION OF THE AGREEMENT IN WHICH THIS PROVISION IS CONTAINED, UNLESS ALL OF THE PARTIES OTHERWISE EXPRESSLY AGREE  IN WRITING.

(p)
THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT EVIDENCES A TRANSACTION INVOLVING INTERSTATE COMMERCE.  THE FEDERAL ARBITRATION ACT SHALL GOVERN THE INTERPRETATION, ENFORCEMENT, AND PROCEEDINGS PURSUANT TO THE ARBITRATION CLAUSE OF THIS AGREEMENT.

(q)	THE ARBITRATORS, OR A MAJORITY OF THEM, SHALL AWARD ATTORNEY’S FEES AND COSTS TO THE PREVAILING PARTY PURSUANT TO THE TERMS OF THIS AGREEMENT.

(r)	NEITHER THE PARTIES NOR THE ARBITRATORS MAY DISCLOSE THE EXISTENCE, CONTENT, OR RESULTS OF ANY ARBITRATION HEREUNDER WITHOUT PRIOR WRITTEN CONSENT OF ALL PARTIES AND/OR COURT ORDER.

(s)	VENUE OF ANY ARBITRATION PROCEEDING HEREUNDER SHALL BE IN CAMERON, COUNTY, TEXAS.

THE TERM LENDER INCLUDES ANY OTHER OWNER AND HOLDER OF THIS NOTE AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.  THIS NOTE IS GOVERNED BY APPLICABLE TEXAS LAW, EXCEPT TO THE EXTENT THE USURY LAWS OF TEXAS ARE PRE-EMPTED BY FEDERAL LAW, IN WHICH CASE, SUCH FEDERAL LAW SHALL APPLY.  VENUE OF ALL ACTIONS ON THIS NOTE, SHALL LIE IN CAMERON COUNTY, TEXAS, AND ALL OBLIGATIONS REQUIRED HEREIN ARE PERFORMABLE IN CAMERON COUNTY, TEXAS.

If loan proceeds are to be used primarily for personal, family or household use, the following notice shall apply:

NOTICE TO CONSUMER:  UNDER TEXAS LAW IF YOU CONSENT TO THIS AGREEMENT YOU MAY BE SUBJECT TO A FUTURE RATE AS HIGH AS TWNETY-FOUR PERCENT (24%) ANNUAL PERCENTAGE RATE OR THE STATE USURY CEILING, WHCHEVER IS LESS.

If this Note is to be secured by a lien on a dwelling located on the hereinafter described property, then the following notice shall apply:

THE MAXIMUM INTEREST RATE SHALL NOT EXCEED TWENTY-FOUR PERCENT (24%) PER ANNUM, OR THE USURY CEILING, WHICHEVER IS LESS.

Payment hereof is secured by a Deed of Trust, Security Agreement and Financing Statement of even date herewith executed by the Borrower and/or Grantors thereof to FRED W. RUSTENBERG, Trustee, upon the following described real property:

NO ORAL AGREEMENTS

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES

THERE ARE NO WRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

BORROWER:

SOUTH PADRE ISLAND DEVELOPMENT, LLC

By:           /s/ MARK A. KERNEY
Mark A. Kerney
Manager and Vice President

Address:                1 Ocelot Trail Road
Laguna Vista, TX  78578

ADDENDUM TO REAL ESTATE LIEN NOTE
DATED AUGUST 29, 2007
EXECUTED BY
SOUTH PADRE ISLAND DEVELOPMENT, LLC
PAYABLE TO
INTERNATIONAL BANK OF COMMERCE

REPAYMENT SCHEDULE OF NOTE:

Twenty-three (23) monthly payments of ACCRUED INTEREST due n or before the 29th day of each month, commencing September 29, 2007 and one final payment due and payable on or before August 29, 2009.

PRINCIPAL BALANCE PLUS ACCRUED INTEREST shall be due and payable on or before August 29, 2009.

APPLICATION OF PAYMENTS:

Each payment shall be applied on the earlier of (i) its scheduled due date, or (ii) the date that it is received by the Lender; and each payment made after an event of default may be applied in the order of application as the Lender, in its sole discretion, may from time to time elect.

PARTIAL RELEASES:

By paying Lender the sum of $10,000.00 per acre (the “Release Price”) and by making regular payments on this Note according to its terms, Borrower may have tracts or parcels released from the liens securing payment of this Note.  Payments of the Release Price shall be applied to the reduction of the principal of this Note.  The line of credit available to Borrower shall be reduced by $10,000.00 for each acre of the Property that is so released by Lender.

DESCRIPTION OF REAL PROPERTY SECURING THIS NOTE:

ALL OF THOSE CERTAIN TRACTS OF REAL PROPERTY DESCRIBED AS “TRACTS I THROUGH II” ON EXHIBIT “A” ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE FOR ALL PURPOSES.